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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   April 6, 2001
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                            NOBLE INTERNATIONAL, LTD.
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             (Exact name of registrant as specified in its charter)



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       Delaware                         001-13581                    38-3139487
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(State or other jurisdiction     (Commission File Number)   (IRS Employer Identification No.)
of incorporation)
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                      20101 Hoover, Detroit, Michigan 48205
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:     (313)  245-5600
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          (Former name or former address, if changed since last report)



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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


         This report amends the Current Report filed by Noble International, Ltd, (the "Company") dated February 23, 2001.

         The Board of Directors and Audit Committee of Noble International, Ltd. (the "Company") approved the termination of the Company's relationship with Grant Thornton LLP ("GT") as its independent accountants' and auditors' of record effective with the completion of the fiscal 2000 audit. GT has completed the Company's fiscal audit for 2000, and has filed its report along with the Company's report on Form 10-K, dated April 2, 2001.

         During the two most recent fiscal years and interim period subsequent to December 31, 2000, there have been no disagreements with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

         GT's report on the Company's financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         GT has furnished a letter addressed to the Commission agreeing with the above statement with respect to its audit of the Company for fiscal years ended 2000 and 1999.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.
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                  16.1     Confirming letter from Grant Thornton LLP.


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NOBLE INTERNATIONAL, LTD.,
                                       a Delaware corporation
                                       (Registrant)



Date: April 6, 2001                    By: /s/ David V. Harper
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                                           David V. Harper
                                           Chief Financial Officer




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                                 Exhibit Index

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Exhibit No.                           Description
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  16.1                                Confirming letter from Grant Thornton LLP.

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